February 1, 2024
Pioneer Global Sustainable Value Fund
Important Notice Regarding Change in Investment Policy
Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated February 1, 2024

The fund has a policy to invest at least 80% of its assets in securities of issuers that Amundi Asset Management US, Inc., the fund’s investment adviser, believes adhere to the fund’s environmental, social and governance (ESG) criteria.
The following reflects the fund’s modified 80% investment policy, which will be effective on April 1, 2024:
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the adviser believes adhere to the fund’s ESG criteria.
For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons consisting of cluster weapons (a form of air-dropped or ground-launched explosive weapon that releases or ejects smaller submunitions), anti-personnel mines (a form of mine designed to be detonated by the presence or contact of a human), and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.
33568-00-0224
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC